united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-10123

The North Country Funds

(Exact name of Registrant as specified in charter)

250 Glen Street, Glens Falls, NY 12801

(Address of principal executive offices) (Zip code)

Richard Malinowski

c/o Gemini Fund Services, LLC., 80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/18

Item 1. Reports to Stockholders.

The North Country Funds

Equity Growth Fund
Intermediate Bond Fund

Annual Report
November 30, 2018
Investment Adviser
North Country Investment Advisers, Inc.
250 Glen Street
Glens Falls, NY 12801

Administrator and Fund Accountant Gemini Fund Services, LLC 80 Arkay Drive Hauppauge, NY 11788 Investor Information: (888) 350-2990	This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.northcountryfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

The North Country Funds
ANNUAL REPORT
November 30, 2018

ECONOMIC SUMMARY

U.S. economic conditions remain positive as evidenced by third quarter 2018 Gross Domestic Product (GDP) growth of 3.50%. Economic growth for the remainder of 2018 is expected to match or exceed 3.00%. An unemployment rate of 3.70% marks a 49-year low and further confirms the strength of the labor market. The recovery of wages has accelerated in the past year, reaching the 3.10% rate which marks the largest increase in almost 10 years.

At present, investor sentiment continues to be affected by concerns about the pace of Federal Reserve Bank interest rate hikes in 2019, Brexit, Italy’s budget battle with the European Commission, and the rising trade-and-tariff tension with China. Despite these headwinds, we believe that the outlook is positive for economic growth in the U.S. due to continued strong demand from the Consumer sector, which is benefiting from robust employment, a positive outlook for Corporate Profit growth in 2019, and reasonable valuation levels which make a case for continued equity market gains.

Interest rates remain volatile. The yield on the 2 year Treasury has fluctuated on the basis of the release of economic reports and their anticipated impact on the pace and timing of future Federal Open Market Committee hikes in its Federal Funds Target Range. The yield on the 10 year US Treasury appears to be range bound between 2.80% to 3.25%. In general, the yield moves closer to the lower end of the range as concerns over the domestic political environment and international risks increase; while the yield moves nearer to the higher end of the range as these concerns abate and prospects for accelerating economic growth and inflation increase.

The Equity Growth Fund

The environment for U.S. equities remains positive with solid economic and corporate profit growth demonstrated by GDP growth of 3.50%, and U.S. corporate profit growth is in excess of 15.00%. The U.S. continues to hold near full employment and wages are increasing at roughly 3.10% per year. Interest rates remain at attractive levels and inflation is close to 2.00%.

Concerns about potential multiple Federal Reserve Bank interest rate hikes in 2019, Brexit, Italy’s budget woes, and the rising trade-and-tariff tension with China have contributed to an increase in 2018 volatility. However we believe the current economic data and conditions provide a solid backdrop for continued growth in equities.

For the one year period ending November 30, 2018 the North Country Equity Growth Fund returned 7.52% while the S&P 5001 returned 6.27%. On an annualized basis, the three, five, and ten year total returns for the North Country Equity Growth Fund were 10.90%, 10.35% and 12.54% versus the S&P 500 at 12.16%, 11.12% and 14.32% respectively.

The Equity Fund’s outperformance over the one year time period can be attributed to overweight’s relative to our benchmark, to the Information Technology and Consumer Discretionary sectors. Stock selection was also a positive contributor to the Fund’s outperformance for the one year period ending November 30, 2018.

The Intermediate Bond Fund

The North Country Intermediate Bond Fund returned -2.17% for the twelve month period ending November 30, 2018; while its benchmark, the Barclays U.S. Aggregate Bond Index2 returned -1.34%. Effective April 1, 2015, the North Country Intermediate Bond Fund changed its benchmark from the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index to the Barclays U.S. Aggregate Bond Index. The North Country Intermediate Bond Fund had annualized total returns for the three year, five year and ten year periods ending November 30, 2018 of 0.37%, 0.79%, and 2.64% while the Barclays U.S. Aggregate Bond Index returned 1.33%, 2.03% and 3.67% for the respective time periods. The returns of the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index for the one year, three year, five year and ten year periods ending November 30, 2018 were 0.91%, 1.31% and 2.62% for the respective time periods.

The North Country Intermediate Bond Fund underperformed its benchmark for the one year period ending November 30, 2018 due to an average maturity less than its benchmark in a time period when intermediate term interest rates declined in general and as credit spreads narrowed.

For the three year, five year and ten year periods ending November 30, 2018 the North Country Intermediate Bond Fund underperformed its benchmark as we sought to benefit from opportunities for attractive yields in corporate bonds by maintaining an overweight in corporate bonds relative to our benchmark.

Equity Growth Fund:

[1]	The S&P 500 is an unmanaged market capitalization-weighted index of common stocks. You cannot invest directly in an index.

[2]	The Barclays US Aggregate Bond Index measures a broad spectrum of U.S. investment grade taxable fixed income securities including treasury, agency, corporate, mortgage-backed, asset backed and international dollar denominated issues with maturities of 1 year or more. Effective April 1, 2015 the fund changed its benchmark to the Barclays US Aggregate Bond Index.

Annual Fund Operating Expenses:	(As a Percentage of Net Assets)
Total Annual Operating Expenses:	1.03%

Intermediate Bond Fund:

Annual Fund Operating Expenses:	(As a Percentage of Net Assets)
Total Annual Operating Expenses:	0.89%

Average Annual Total Returns as of September 30, 2018 (Latest Calendar Quarter)

	1 Year	5 Years	10 Years
North Country Equity Growth Fund	24.34%	14.00%	10.19%
North Country Intermediate Bond Fund	-2.31%	0.96%	2.64%

Average Annual Total Returns as of November 30, 2018 (Fiscal Year-End)

	1 Year	5 Years	10 Years
North Country Equity Growth Fund	7.52%	10.35%	12.54%
North Country Intermediate Bond Fund	-2.17%	0.79%	2.64%

Performance data quoted above is historical and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling 1-888-350-2990. Information provided is unaudited.

The views expressed are as November 30, 2018 and are those of the adviser, North Country Investment Advisers, Inc. The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security market sector or the markets generally, or the North Country Funds.

Not FDIC insured. Not obligations of or guaranteed by the bank. May involve investment risks, including possible loss of the principal invested.

7720-NLD-12/13/2018

North Country Equity Growth Fund
Growth of $10,000 Investment (Unaudited)

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Equity Growth Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2018

	1 Year	5 Years	10 Years
North Country Equity Growth Fund	7.52%	10.35%	12.54%
S&P 500	6.27%	11.12%	14.32%

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Indexes and benchmarks are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index or benchmark, although they can invest in its underlying securities or funds.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect a reduction for taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Intermediate Bond Fund
Growth of $10,000 Investment (Unaudited)

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Intermediate Bond Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2018

	1 Year	5 Years	10 Years
North Country Intermediate Bond Fund	(2.17)%	0.79%	2.64%
BofAML Corp/Govt. 1-10 Year Index	(0.09)%	1.31%	2.62%
Bloomberg Barclays Aggregate Bond	(1.34)%	2.03%	3.67%

The Bank of America Merrill Lynch Corporate/Government 1-10 year maturity “A” rated or better index is widely used as a broad measure of performance of bonds with maturities of less than 10 years. The Bloomberg Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark. The indexes are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect a reduction for taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Equity Growth Fund
Portfolio Summary (Unaudited)
November 30, 2018

Industries	% of Net Assets	Industries	% of Net Assets
Common Stock	99.3%	Chemicals	1.7%
Internet	18.8%	Insurance	1.7%
Banks	10.7%	Aerospace/Defense	1.6%
Diversified Financial Services	9.0%	Airlines	1.3%
Pharmaceuticals	8.4%	Electronics	1.2%
Retail	7.8%	Cosmetics/Personal Care	1.1%
Software	6.6%	Apparel	0.8%
Computers	4.6%	Telecommunications	0.8%
Healthcare-Products	4.2%	Semiconductors	0.6%
Oil & Gas	4.1%	Commercial Services	0.5%
Beverages	2.9%	Machinery-Construction & Mining	0.5%
Biotechnology	2.8%
Transportation	2.8%	Money Market Fund	0.7%
Healthcare-Services	2.8%	Other assets less liabilities	0.0%
Building Materials	2.0%	Total Net Assets	100.0%

Top Ten Holdings	% of Net Assets	Top Ten Holdings	% of Net Assets
Amazon.com, Inc.	6.7%	Domino’s Pizza, Inc.	3.3%
Visa, Inc.	5.7%	Facebook, Inc.	3.2%
Apple, Inc.	4.6%	Netflix, Inc.	2.8%
Alphabet, Inc.	3.5%	UnitedHealth Group, Inc.	2.8%
Microsoft Corp.	3.3%	salesforce.com, Inc.	2.3%

North Country Intermediate Bond Fund
Portfolio Summary (Unaudited)
November 30, 2018

Industries	% of Net Assets	Industries	% of Net Assets
Corporate Bonds	56.1%	Computers	1.3%
Banks	16.8%	Auto Manufacturers	0.7%
Telecommunications	7.8%	Software	0.7%
Oil & Gas	4.7%	Transportation	0.7%
Insurance	3.4%	Household Products/Wares	0.7%
Beverages	3.4%	REIT	0.7%
Pharmaceuticals	3.1%	Media	0.4%
Electric	3.0%	U.S. Government Agency Obligations	40.4%
Aerospace / Defense	2.3%	Government Agencies	35.5%
Retail	2.3%	U.S. Government Securities	4.9%
Chemicals	2.1%	Money Market Fund	2.9%
Food	2.0%	Other Assets Less Liabilities	0.6%
		Total Net Assets	100.0%

Top Ten Holdings	% of Net Assets
United States Treasury Inflation Indexed Bonds, 0.125%, due 4/15/2022	4.9%
Federal Home Loan Banks, 2.50%, due 12/9/2022	4.1%
Federal Farm Credit Banks, 3.15%, due 4/3/2028	2.8%
Federal National Mortgage Association, 2.625%, due 9/6/2024	2.8%
Federal Home Loan Banks, 2.75%, due 12/13/2024	2.8%
Wells Fargo & Co., 3.45%, due 2/13/2023	2.7%
Federal Farm Credit Banks, 2.35%, due 8/14/2024	2.7%
Anheuser-Busch InBev Worldwide, Inc., 4.00%, due 4/13/2028	2.7%
Federal Farm Credit Banks, 2.60%, due 5/26/2026	2.6%
Federal National Mortgage Association, 2.125%, due 4/24/2026	2.6%

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2018

		Fair
Shares		Value
COMMON STOCK - 99.3%
Aerospace/Defense - 1.6%
2,000	Boeing Co.	$693,520
2,400	Raytheon Co.	420,816
7,800	United Technologies Corp.	950,352
		2,064,688
Airlines - 1.3%
30,000	Southwest Airlines Co.	1,638,300

Apparel - 0.8%
13,400	NIKE, Inc.	1,006,608

Banks - 10.7%
100,385	Bank of America Corp.	2,850,934
25,000	BB&T Corp.	1,277,500
20,000	Capital One Financial Corp.	1,793,600
9,200	Goldman Sachs Group, Inc.	1,754,348
24,700	JPMorgan Chase & Co.	2,746,393
55,000	Morgan Stanley	2,441,450
14,800	US BanCorp.	806,008
		13,670,233
Beverages - 2.9%
34,000	Monster Beverage Corp. *	2,029,120
14,200	PepsiCo., Inc.	1,731,548
		3,760,668
Biotechnology - 2.8%
2,000	Alexion Pharmaceuticals, Inc. *	246,300
12,500	Amgen, Inc.	2,603,125
11,000	Celgene Corp. *	794,420
		3,643,845
Building Materials - 2.0%
55,000	Masco Corp.	1,742,950
7,100	Vulcan Materials Co.	750,541
		2,493,491
Chemicals - 1.7%
1,500	Chemours Co.	42,720
3,000	International Flavors & Fragrances, Inc.	424,890
4,000	Sherwin-Williams Co.	1,696,280
		2,163,890
Commercial Services - 0.5%
3,900	Ecolab, Inc.	625,911

Computers - 4.6%
32,700	Apple, Inc.	5,839,566

Cosmetics/Personal Care - 1.1%
15,500	Procter & Gamble Co.	1,464,905
		Fair
Shares		Value
Diversified Financial Services - 9.0%
3,570	BlackRock, Inc.	$1,527,996
17,000	Charles Schwab Corp.	761,600
23,650	Intercontinental Exchange, Inc.	1,932,678
51,200	Visa, Inc.	7,255,552
		11,477,826
Electronics - 1.2%
10,000	Honeywell International, Inc.	1,467,500
1,666	Resideo Technologies, Inc. *	34,370
		1,501,870
Healthcare-Products - 4.2%
14,750	Abbott Laboratories	1,092,237
5,000	Danaher Corp.	547,700
5,500	Medtronic PLC	536,415
11,000	Stryker Corp.	1,930,060
5,000	Thermo Fisher Scientific, Inc.	1,247,750
		5,354,162
Healthcare-Services - 2.8%
12,500	UnitedHealth Group, Inc.	3,517,000

Insurance - 1.7%
10,225	Berkshire Hathaway, Inc. *	2,231,504

Internet - 18.8%
4,000	Alphabet, Inc. - Class A *	4,438,600
5,100	Amazon.com, Inc. *	8,619,867
29,300	Facebook, Inc. *	4,119,873
30,000	GrubHub, Inc. *	2,348,700
12,700	Netflix, Inc. *	3,633,851
30,000	Twitter, Inc. *	943,500
		24,104,391
Machinery-Construction & Mining - 0.5%
4,600	Caterpillar, Inc.	624,082

Oil & Gas - 4.1%
12,000	Anadarko Petroleum Corp.	634,800
12,500	Chevron Corp.	1,486,750
14,000	Exxon Mobil Corp.	1,113,000
10,000	Marathon Oil Corp.	166,900
18,000	Phillips 66	1,683,360
2,100	Valero Energy Corp.	167,790
		5,252,600
Pharmaceuticals - 8.4%
20,000	AmerisourceBergen Corp.	1,778,000
16,000	CVS Health Corp.	1,283,200
18,500	Johnson & Johnson	2,717,650
27,900	Merck & Co., Inc.	2,213,586
52,000	Pfizer, Inc.	2,403,960
3,500	Zoetis, Inc.	328,545
		10,724,941

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2018

		Fair
Shares		Value
COMMON STOCK - 99.3% (Continued)
Retail - 7.8%
5,100	Costco Wholesale Corp.	$1,179,528
15,000	Domino’s Pizza, Inc.	4,159,800
8,800	Home Depot, Inc.	1,586,816
15,100	TJX Cos., Inc.	737,635
24,300	Wal-Mart Stores, Inc.	2,372,895
		10,036,674
Semiconductors - 0.6%
5,000	NVIDIA Corp.	817,150

Software - 6.6%
18,000	Activision Blizzard, Inc.	897,840
37,800	Microsoft Corp.	4,191,642
2,000	Red Hat, Inc. *	357,120
20,700	salesforce.com, Inc. *	2,955,132
		8,401,734
		Fair
Shares		Value
Telecommunications - 0.8%
2,500	T-Mobile US, Inc. *	$171,125
15,000	Verizon Communications, Inc.	904,500
		1,075,625
Transportation - 2.8%
9,000	FedEx Corp.	2,061,000
4,000	JB Hunt Transport Services, Inc.	425,440
9,000	United Parcel Service, Inc.	1,037,610
		3,524,050

TOTAL COMMON STOCK (Cost - $60,811,413)		127,015,714

MONEY MARKET FUND - 0.7%
906,324	BlackRock Liquidity Funds Treasury
	Trust Fund - Institutional Shares, 2.12% (a)	906,324
TOTAL MONEY MARKET FUND (Cost - $906,324)

TOTAL INVESTMENTS - 100.0%
(Cost - $61,717,737)		$127,922,038
Other assets less liabilities - 0.0%		56,354
TOTAL NET ASSETS - 100.0%		$127,978,392

PLC - Public Limited Company

*	Non-income producing security.

(a)	Money market fund; interest rate reflects seven-day effective yield on November 30, 2018.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
November 30, 2018

Principal		Fair
Amount		Value
CORPORATE BONDS - 56.1%
Aerospace / Defense - 2.3%
	Boeing Co.
$250,000	2.25%, due 6/15/2026	$226,558
1,000,000	3.25%, due 3/1/2028	960,038
	General Dynamics Corp.
500,000	2.25%, due 11/15/2022	480,410
		1,667,006
Auto Manufacturers - 0.7%
	Ford Motor Co.
500,000	6.625%, due 10/1/2028	504,612

Banks - 16.8%
	Bank of America Corp.
1,000,000	4.00%, due 1/22/2025	970,688
500,000	4.183%, due 11/25/2027	478,212
	Bank of NY Mellon Corp.
1,000,000	3.25%, due 5/16/2027	953,694
	Citigroup, Inc.
500,000	4.45%, due 9/29/2027	483,202
	Goldman Sachs Group, Inc.
500,000	3.625%, due 1/22/2023	493,287
500,000	3.85%, due 1/26/2027	471,738
	JPMorgan Chase & Co.
1,000,000	3.875%, due 9/10/2024	979,250
1,000,000	3.125%, due 1/23/2025	940,707
500,000	3.30%, due 4/1/2026	470,384
	Morgan Stanley
1,000,000	3.625%, due 1/20/2027	942,165
1,000,000	3.95%, due 4/23/2027	939,891
	US BanCorp.
500,000	3.60%, due 9/11/2024	490,889
500,000	3.10%, due 4/27/2026	468,373
	Wells Fargo & Co.
2,000,000	3.45%, due 2/13/2023	1,952,216
1,000,000	3.00%, due 2/19/2025	937,481
		11,972,177
Beverages - 3.4%
	Anheuser-Busch InBev Worldwide, Inc.
2,000,000	4.00%, due 4/13/2028	1,914,482
	Coca-Cola Co.
500,000	2.55%, due 6/1/2026	463,357
		2,377,839
Chemicals - 2.1%
	Air Products & Chemicals, Inc.
500,000	3.00%, due 11/3/2021	495,226
500,000	2.75%, due 2/3/2023	485,402
	Praxair, Inc.
500,000	2.45%, due 2/15/2022	485,873
		1,466,501
Principal		Fair
Amount		Value
Computers - 1.3%
	Apple, Inc.
$1,000,000	2.90%, due 9/12/2027	$925,409

Electric - 3.0%
	Duke Energy Florida LLC
250,000	3.10%, due 8/15/2021	248,538
	Georgia Power Co.
2,000,000	3.25%, due 3/30/2027	1,857,180
		2,105,718
Food - 2.0%
	Campbell Soup Co.
1,000,000	4.15%, due 3/15/2028	929,206
	Kroger Co.
500,000	3.30%, due 1/15/2021	495,494
		1,424,700
Household Products/Wares - 0.7%
	Kimberly-Clark Corp.
500,000	2.40%, due 3/1/2022	484,029

Insurance - 3.4%
	Aflac, Inc.
1,000,000	4.00%, due 2/15/2022	1,015,821
	American International Group, Inc.
1,000,000	3.90%, due 4/1/2026	948,851
	MetLife, Inc.
500,000	3.00%, due 3/1/2025	474,324
		2,438,996
Media - 0.4%
	Walt Disney Co.
300,000	3.15%, due 9/17/2025	287,755

Oil & Gas - 4.7%
	BP Capital Markets PLC
1,000,000	2.75%, due 5/10/2023	958,316
1,000,000	3.535%, due 11/4/2024	981,141
500,000	3.017%, due 1/16/2027	460,747
	Occidental Petroleum Corp.
1,000,000	3.40%, due 4/15/2026	965,313
		3,365,517
Pharmaceuticals - 3.1%
	CVS Health Corp.
1,000,000	4.30%, due 3/25/2028	973,707
	Merck & Co., Inc.
1,000,000	2.80%, due 5/18/2023	973,796
	Pfizer, Inc.
250,000	2.75%, due 6/3/2026	235,663
		2,183,166
REIT - 0.7%
	Simon Property Group LP
500,000	3.375%, due 6/15/2027	472,413

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2018

Principal		Fair
Amount		Value
CORPORATE BONDS - 56.1% (Continued)
Retail - 2.3%
	Lowe’s Cos., Inc.
$1,000,000	3.10%, due 5/3/2027	$943,113
	McDonald’s Corp.
500,000	2.625%, due 1/15/2022	486,637
	Target Corp.
250,000	2.50%, due 4/15/2026	229,188
		1,658,938
Software - 0.7%
	Oracle Corp.
500,000	3.40%, due 7/8/2024	491,510

Telecommunications - 7.8%
	AT&T, Inc.
1,800,000	3.00%, due 2/15/2022	1,758,774
1,000,000	3.60%, due 2/17/2023	985,078
	Cisco Systems, Inc.
1,000,000	3.50%, due 6/15/2025	990,477
	Verizon Communications, Inc.
1,000,000	5.15%, due 9/15/2023	1,058,465
500,000	4.15%, due 3/15/2024	505,515
	Vodafone Group PLC
250,000	4.375%, due 3/16/2021	255,034
		5,553,343
Transportation - 0.7%
	Union Pacific Corp.
500,000	2.75%, due 4/15/2023	484,762

TOTAL CORPORATE BONDS
(Cost - $41,787,621)		39,864,391
Principal		Fair
Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 40.4%
Government Agencies - 35.5%
	Federal Farm Credit Bank
$2,000,000	2.35%, due 8/14/2024	$1,925,064
750,000	2.62%, due 11/17/2025	722,678
500,000	2.57%, due 5/11/2026	468,677
2,000,000	2.60%, due 5/26/2026	1,875,471
1,500,000	2.09%, due 9/8/2026	1,367,198
500,000	2.59%, due 8/2/2027	471,985
1,000,000	2.73%, due 12/20/2027	950,500
1,000,000	2.875%, due 1/18/2028	961,129
2,000,000	3.15%, due 4/3/2028	1,962,818
1,500,000	3.73%, due 9/20/2028	1,501,014
	Federal Home Loan Bank
500,000	2.375%, due 6/10/2022	490,175
3,000,000	2.50%, due 12/9/2022	2,949,412
2,000,000	2.75%, due 12/13/2024	1,958,088
1,000,000	2.625%, due 9/12/2025	966,660
1,000,000	2.60%, due 12/4/2025	954,252
500,000	2.70%, due 12/29/2025	481,574
500,000	2.375%, due 9/10/2027	459,935
1,000,000	3.25%, due 9/8/2028	986,565
	Federal National Mortgage Association
2,000,000	2.625%, due 9/6/2024	1,959,480
2,000,000	2.125%, due 4/24/2026	1,868,877
(Cost - $26,407,789)		25,281,552

U.S. Government Securities - 4.9%
	U.S. Treasury Inflation Protected Security
3,500,000	0.125%, due 4/15/2022	3,512,099
(Cost - $3,600,996)

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost - $30,008,785)		28,793,651

MONEY MARKET FUND - 2.9%
	BlackRock Liquidity Funds Treasury
2,084,510	Trust Fund - Institutional Shares, 2.12% (a)	2,084,510
TOTAL MONEY MARKET FUND (Cost - 2,084,510)

TOTAL INVESTMENTS - 99.4%
(Cost - $73,880,916)		$70,742,552
Other assets less liabilities - 0.6%		445,897
TOTAL NET ASSETS - 100.0%		$71,188,449

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

(a)	Money market fund; interest rate reflects seven-day effective yield on November 30, 2018.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2018

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at fair value (Cost $61,717,737 and $73,880,916 respectively)	$127,922,038	$70,742,552
Receivable for fund shares sold	420	13
Dividends and interest receivable	213,952	520,340
Prepaid expenses and other assets	3,423	6,378
Total Assets	128,139,833	71,269,283

LIABILITIES:
Accrued advisory fees	78,164	29,413
Payable for fund shares redeemed	38,018	9,498
Payable to related parties	17,669	15,973
Accrued expenses and other liabilities	27,590	25,950
Total Liabilities	161,441	80,834
Net Assets	$127,978,392	$71,188,449

NET ASSETS CONSIST OF:
Paid in capital	$53,030,810	$74,706,375
Accumulated earnings (deficit)	74,947,582	(3,517,926)
Net Assets	$127,978,392	$71,188,449

Shares outstanding (unlimited number of shares authorized; no par value)	6,739,913	7,297,294

Net asset value, offering and redemption price per share ($127,978,392/6,739,913 and $71,188,449/7,297,294, respectively)	$18.99	$9.76

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2018

	Equity	Intermediate
	Growth Fund	Bond Fund
INVESTMENT INCOME:
Dividends	$1,694,718	$—
Interest	30,795	2,068,179
Total investment income	1,725,513	2,068,179

EXPENSES:
Investment advisory fees	985,992	366,300
Administration and fund accounting fees	174,402	126,114
Transfer agency fees	46,833	46,646
Legal fees	33,719	33,576
Printing expense	21,473	15,530
Trustees’ fees	19,764	10,737
Audit fees	17,795	17,795
Chief Compliance Officer fees	14,002	9,302
Registration and filing fees	13,001	12,001
Custody fees	12,001	7,794
Insurance expense	7,001	5,029
Shareholder Service fees	12	6
Miscellaneous expenses	3,380	3,880
Total expenses	1,349,375	654,710

Net expenses	1,349,375	654,710

Net investment income	376,138	1,413,469

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) from investment transactions	8,389,286	(394,458)
Net change in unrealized appreciation (depreciation) of investments	444,978	(2,681,860)
Net realized and unrealized gain (loss) on investments	8,834,264	(3,076,318)

Net increase (decrease) in net assets resulting from operations	$9,210,402	$(1,662,849)

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	November 30, 2018	November 30, 2017

FROM OPERATIONS:
Net investment income	$376,138	$473,481
Net realized gain from investment transactions	8,389,286	7,711,592
Net change in unrealized appreciation	444,978	18,310,273
Net increase in net assets resulting from operations	9,210,402	26,495,346

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders *	(8,201,544)	(2,522,531)

CAPITAL SHARE TRANSACTIONS (Note 4)	(733,696)	(16,507,969)
Net increase in net assets	275,162	7,464,846

NET ASSETS:
Beginning of year	127,703,230	120,238,384

End of year **	$127,978,392	$127,703,230

*	Distributions from net investment income and net realized capital gains are combined for the year ended November 30, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. For the year ended November 30, 2017 distributions from net investment income and net realized gains on investments were $526,300 and $1,996,231, respectively.

**	Net Assets- End of Year includes distributions in excess of net investment income of $473,041 as of November 30, 2017.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	November 30, 2018	November 30, 2017

FROM OPERATIONS:
Net investment income	$1,413,469	$1,227,258
Net realized gain (loss) from investment transactions	(394,458)	75,779
Net change in unrealized appreciation (depreciation)	(2,681,860)	183,267
Net increase (decrease) in net assets resulting from operations	(1,662,849)	1,486,304

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders *	(1,405,670)	(1,300,550)

CAPITAL SHARE TRANSACTIONS (Note 4)	355,318	(4,849,517)

Net decrease in net assets	(2,713,201)	(4,663,763)

NET ASSETS:
Beginning of year	73,901,650	78,565,413

End of year **	$71,188,449	$73,901,650

*	Distributions from net investment income and net realized capital gains are combined for the year ended November 30, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. For the year ended November 30, 2017 distributions from net investment income were $1,300,550.

**	Net Assets- End of Year includes distributions in excess of net investment income of $7,097 as of November 30, 2017.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the Year Ended November 30,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$18.87	$15.54	$16.00	$16.21	$14.77

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.05	0.07	0.06	0.06	0.06
Net realized and unrealized gains on investments	1.28	3.59	0.27	0.84	1.79
Total from investment operations	1.33	3.66	0.33	0.90	1.85

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.07)	(0.07)	(0.05)	(0.06)	(0.10)
Distribution from net realized gains from security transactions	(1.14)	(0.26)	(0.74)	(1.05)	(0.31)
Total distributions	(1.21)	(0.33)	(0.79)	(1.11)	(0.41)

Net asset value, end of year	$18.99	$18.87	$15.54	$16.00	$16.21

Total return (2)	7.52%	23.96%	2.33%	6.24%	12.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$127,978	$127,703	$120,238	$129,708	$124,993
Ratios to average net assets:
Expenses	1.03%	1.03%	1.03%	1.02%	1.03%
Net investment income	0.29%	0.39%	0.43%	0.36%	0.41%
Portfolio turnover rate	22%	12%	21%	28%	29%

(1)	Net investment income per share is based on average shares outstanding during the period.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the Year Ended November 30,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$10.17	$10.14	$10.18	$10.31	$10.25

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.19	0.17	0.17	0.18	0.19
Net realized and unrealized gains (losses) on investments	(0.41)	0.04	(0.04)	(0.14)	0.06
Total from investment operations	(0.22)	0.21	0.13	0.04	0.25

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.19)	(0.18)	(0.17)	(0.17)	(0.19)
Total distributions	(0.19)	(0.18)	(0.17)	(0.17)	(0.19)

Net asset value, end of year	$9.76	$10.17	$10.14	$10.18	$10.31

Total return (2)	(2.17)%	2.08%	1.25%	0.42%	2.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$71,188	$73,902	$78,565	$76,001	$66,033
Ratios to average net assets:
Expenses, before waiver	0.89%	0.88%	0.84%	0.84%	0.88%
Expenses, after waiver	0.89%	0.88%	0.82%	0.81%	0.88%
Net investment income	1.93%	1.67%	1.65%	1.72%	1.85%
Portfolio turnover rate	23%	18%	31%	51%	25%

(1)	Net investment income per share is based on average shares outstanding during the period.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS
November 30, 2018

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) was organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000. The Trust currently offers two series: the North Country Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, and together with the Growth Fund, the “Funds”). The Growth Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value. Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company. Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from these estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services - Investment Companies.

Security Valuation – Securities which are traded on a national securities exchange are valued at the last quoted sale price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). Investments for which no sales are reported are valued at the mean between the current bid and ask prices on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below. When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Fixed income securities such as corporate bonds, municipal bonds, and U.S. government and agency obligations, when valued using market quotations in an active market, are categorized as level 1 securities. However, fair value may be determined using an independent pricing service that considers market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and other reference data. These securities would be categorized as level 2 securities.

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data. Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing conventions. Mortgage-backed securities are categorized in level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely.

Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust’s Fair Value Committee (the “Committee”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security’s fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security. In the absence of readily available market quotations, or other observable inputs, securities valued at fair value pursuant to the Procedures would be categorized as level 3.

Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1. Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of inputs used as of November 30, 2018, in valuing the Funds’ assets carried at fair value.

North Country Equity Growth Fund:

Assets	Level 1	Level 2	Level 3*	Total
Common Stock **	$127,015,714	$—	$—	$127,015,714
Money Market Fund	906,324	—	—	906,324
Total	$127,922,038	$—	$—	$127,922,038

North Country Intermediate Bond Fund:

Assets	Level 1	Level 2	Level 3*	Total
Corporate Bonds**	$—	$39,864,391	$—	$39,864,391
U.S. Government Agency Obligations	—	28,793,651	—	28,793,651
Money Market Fund	2,084,510	—	—	2,084,510
Total	$2,084,510	$68,658,042	$—	$70,742,552

*	The Funds did not hold any Level 3 investments during the year.

**	See Schedule of Investments for industry classifications.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years November 30, 2015 to November 30, 2017, or expected to be taken in the Fund’s November 30, 2018 year end tax returns. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the year, the Funds did not incur any interest or penalties. The Funds identify their major tax jurisdictions as U.S. Federal and New York State.

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

Dividends and Distributions – The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains, if any, annually. Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security Transactions – Securities transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses – Most expenses of the Trust can be directly attributed to a Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

Cash and cash equivalents – Cash and cash equivalents are held with a financial institution. The asset of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

NOTE 3. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees. Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

daily net assets of the Growth Fund and Bond Fund, respectively. For the year ended November 30, 2018, the Adviser received advisory fees of $985,992 from the Growth Fund and $366,300 from the Bond Fund.

The Trust has entered into an Underwriting Agreement with Northern Lights Distributors, LLC (“the Distributor”) to serve as the principal underwriter for each Fund and distributor for each Fund’s shares.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) - GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Funds.

Certain officers and/or trustees of the Adviser are also officers/trustees of the Trust.

NOTE 4. CAPITAL SHARE TRANSACTIONS

At November 30, 2018, there were an unlimited number of shares authorized with no par value. Paid in capital for the Growth Fund and Bond Fund amounted to $53,030,810 and $74,706,375, respectively.

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

Transactions in capital shares were as follows:

Growth Fund:

	For the year		For the year
	ended		ended
	November 30, 2018		November 30, 2017
	Shares	Amount	Shares	Amount

Shares sold	737,387	$13,823,794	639,762	$10,679,610
Shares issued for reinvestment of dividends	89,934	1,598,135	29,274	457,558
Shares redeemed	(853,410)	(16,155,625)	(1,638,745)	(27,645,137)
Net decrease	(26,089)	$(733,696)	(969,709)	$(16,507,969)

Bond Fund:

	For the year		For the year
	ended		ended
	November 30, 2018		November 30, 2017
	Shares	Amount	Shares	Amount

Shares sold	1,122,083	$11,136,154	1,184,246	$12,081,466
Shares issued for reinvestment of dividends	6,565	64,927	7,250	73,813
Shares redeemed	(1,094,721)	(10,845,763)	(1,677,402)	(17,004,796)
Net increase (decrease)	33,927	$355,318	(485,906)	$(4,849,517)

NOTE 5. INVESTMENTS

Investment transactions, excluding short-term securities, for the year ended November 30, 2018 were as follows:

		Bond Fund
		Excluding U.S.	U.S.
		Government	Government
	Growth Fund	Securities	Securities
Purchases	$28,712,447	$3,988,991	$11,317,887
Sales	$31,673,088	$7,061,197	$10,874,923

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

NOTE 6. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at November 30, 2018, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Equity Growth	$61,717,737	$66,927,890	$(723,589)	$66,204,301
Intermediate Bond	73,880,916	25,984	(3,164,348)	(3,138,364)

NOTE 7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended November 30, 2018 and fiscal year ended November 30, 2017 was as follows:

For the year ended November 30, 2018:

	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
Growth Fund	$976,439	$7,225,105	$8,201,544
Bond Fund	1,405,670	—	1,405,670

For the year ended November 30, 2017:

	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
Growth Fund	$526,300	$1,996,231	$2,522,531
Bond Fund	1,300,550	—	1,300,550

As of November 30, 2018, the components of distributable earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Growth Fund	$354,182	$8,389,099	$—	$—	$—	$66,204,301	$74,947,582
Bond Fund	14,896	—	—	(394,458)	—	(3,138,364)	(3,517,926)

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

At November 30, 2018, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, utilized capital loss carryforwards and had capital loss carryforwards subject to expiration as follows:

Non-Expiring
	Short-	Long-		CLCF
Fund	Term	Term	Total	Utilized
Growth Fund	$—	$—	$—	$—
Bond Fund	17,976	376,482	394,458	—

NOTE 8. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of November 30, 2018, SEI Private Trust, an account holding shares for the benefit of others in nominee name, held approximately 87% of the voting securities of the Growth Fund and approximately 96% of the Bond Fund.

NOTE 9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. Management has early adopted the removal and modification disclosures, as permitted, and will adopt the additional new disclosures at the effective date.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adapted with these financial statements.

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

NOTE 10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring additional adjustment or disclosure in the financial statements. On December 10, 2018, the Bond Fund paid an ordinary income dividend of $0.0196 per share to shareholders of record on December 7, 2018. On December 11, 2018, the Growth Fund paid an ordinary income dividend of $0.0437 per share and a long-term capital gain dividend of $1.2450 per share to shareholders of record on December 7, 2018.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The North Country Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The North Country Funds, comprising North Country Equity Growth Fund and North Country Intermediate Bond Fund (the “Funds”), as of November 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the funds as of November 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2004.

COHEN & COMPANY, LTD.

Cleveland, Ohio

January 25, 2019

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

THE NORTH COUNTRY FUNDS
ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

At a meeting (the “Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) held on January 23, 2018, a majority of the Board, including a majority of trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (hereafter, the “Independent Trustees”), unanimously approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between North Country Investment Advisers, Inc. (“NCIA” or the “Adviser”) and the Funds. Fund counsel discussed with the Board its fiduciary responsibility to shareholders and the importance of assessing certain specific factors in its deliberations. Prior to the Meeting, the Adviser provided the Board with a number of written materials, including information relating to: a) the terms of the Advisory Agreement and fee arrangements with the Funds; b) the Adviser’s management and investment personnel; c) the financial condition and stability of the Adviser; d) data comparing each Fund’s fees, operating expenses and performance with that of a group of mutual funds in the same category, as determined by Lipper, Inc., that the Funds’ Administrator determined were similar in size to the Funds (each, a “Peer Group”); and e) past performance of each Fund as compared to its respective benchmark. In addition, the Board engaged in in-person discussions with representatives of the Adviser. The Board also met outside the presence of the Adviser to consider this matter and consulted with independent counsel and the Funds’ Chief Compliance Officer.

The Board, including the Independent Trustees, unanimously approved continuance of the Advisory Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board, the Board’s discussions with key personnel of the Adviser, and the Board’s deliberations. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Below is a summary of the Board’s conclusions regarding various factors relevant to approval of continuance of the Advisory Agreement:

Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the services provided by the Adviser to the Funds. The Board, including the Independent Trustees, reviewed the qualifications of the Adviser’s key personnel, including the experience of the Funds’ portfolio managers, and agreed that sharing resources with its parent bank is a positive aspect of the Adviser’s services to the Funds. The Trustees discussed their satisfaction with the Adviser’s compliance program and noted the financial strength and stability of the Adviser. Based on these considerations, the Trustees determined that the Adviser has the capabilities, resources and personnel necessary to manage the Funds and concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.

Performance of the Adviser. The Independent Trustees discussed in detail the information provided to them regarding each Fund’s performance compared both to its benchmarks and the arithmetic average of the total return of the thirty largest funds in its Lipper category, over various time periods ended December 31, 2017. The Trustees noted that the Bond Fund underperformed its Lipper category average for the 1-, 3 , 5 - - and 10-year periods ended December 31, 2017. The Trustees further noted that as of December 31, 2017, the Bond Fund underperformed the Barclays US Aggregate Bond Index (the “Barclay Index”) and outperformed the Bank of America ML Government Corporate 1-10 A Index (the “BofA Index”) for the 1- and 3-year periods, and underperformed both Indexes for the 5- and 10-year periods. The Trustees took into account that the Bond Fund’s portfolio had been slightly altered

THE NORTH COUNTRY FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

when the Fund’s primary benchmark was changed to the Barclay Index on April 1, 2015 and that for the quarter ended December 31, 2017, the Bond Fund underperformed the Barclay Index and outperformed the BofA Index. The Trustees noted that the Growth Fund had underperformed its Lipper category average for the 1-, 5- and 10-year periods and was just under the Lipper category average for the 3-year period. The Trustees further noted that as of December 31, 2017, the Growth Fund underperformed the Lipper Large Cap Growth Index (“Lipper LCG Index”) for the 1-, 3-, 5- and 10-year periods; outperformed the S&P 500 Index (the “S&P”) for the 1-year period and underperformed the S&P for the 3-, 5- and 10-year periods. The Trustees took into account that for the quarter ended December 31, 2017, the Growth Fund outperformed both the Lipper LCG Index and the S&P. The Trustees also considered that the Funds’ performance reflects, in part, the conservative manner in which they are managed and concluded that the investment performance of each Fund was sufficient to warrant continuation of the Advisory Agreement.

Cost of Services. With regard to cost of services and fees and expenses, the Trustees reviewed comparative fees charged by advisers to the Peer Group. The Trustees noted that the Bond Fund’s effective management fee was the highest of the Peer Group, while net expenses as of November 30, 2017 were higher than the average for the Peer Group. The Trustees also noted that as of November 30, 2017, the Growth Fund’s effective management fee was higher than the average for the Peer Group, while net expenses were lower than the average for the Peer Group.

The Trustees agreed to monitor NCIA’s estimated profitability with respect to the Bond Fund and the Bond Fund’s performance. Overall, the Trustees concluded that the cost of the services provided by the Adviser is within a reasonable range and supported continuation of the Advisory Agreement.

Profitability. Trustees considered the Adviser’s profits realized in connection with the operation of the Funds. The Trustees noted that the Adviser was not receiving 12b-1 fees, soft dollars or affiliated brokerage fees in connection with its services to the Funds. The Independent Trustees considered that NCIA had voluntarily limited the overall expense ratio of each Fund from its inception through the fiscal year ended November 30, 2009 and noted that the Funds are continuing to operate within those limitations. The Trustees concluded that, based on the quality of services provided, the profitability of the Adviser’s relationship with the Funds warranted continuation of the Advisory Agreement.

Economies of Scale. The Trustees noted that the Adviser represented that certain efficiencies may be realized when the level of assets under management in each Fund nears $500 million. The Trustees concluded that they would re-visit the issue of economies of scale following any significant growth in Fund assets or other change in circumstances.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and with the assistance of independent legal counsel, the Board concluded that the overall arrangements provided under the terms of the Advisory Agreement were reasonable, and that continuance of the Advisory Agreement was in the best interests of the Funds’ shareholders

THE NORTH COUNTRY FUNDS
INFORMATION REGARDING
TRUSTEES AND OFFICERS (Unaudited)

The following table provides information regarding each Independent Trustee:

Name, Address and Age	Position(s) Held with the Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held By Trustees
James E. Amell Age: 58	Trustee	Since 9/29/17	Director and Shareholder of Marvin and Co. PC (CPA Firm) (1981–Present)	2	None
Keith P. McAfee Age: 54	Trustee	Since 9/29/17	Vice President of Electric Operations for New York, National Grid (2011–Present); Employee, National Grid (1992–Present)	2	Director, Niagara Mohawk Power Corporation d/b/a National Grid
John C. Olsen Age: 63	Trustee	Since 2/3/04	Firm Ambassador, Bonadio & Co., LLP (2018 – Present); CPA, Partner of Bonadio & Co., LLP (2008-2018); Shareholder of Dorfman-Robbie, CPA PC (1978– 2008). (Dorfman-Robbie CPA PC merged with Bonadio & Co., LLP effective 10/1/08).	2	None
Alan E. Redeker Age: 74	Chairman of the Board and Trustee	Since 11/30/00 (Chairman since 4/28/09)	Member, Redeker Management Consulting, LLC (formerly Independent Consultant dba Redeker Management Consulting) (2005 – Present); President, Glens Falls Lehigh Cement Company (1999- 2005)	2	None

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act:

Name, Address and Age	Position(s) Held with the Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held By Trustees
John E. Arsenault** Age: 71	Trustee	Since 7/24/09	Retired (2013-Present); President, North Country Investment Advisers, Inc. (2012-2013); Retired (2011-2012); President, North Country Investment Advisers, Inc. (2000-2011); Executive Vice President & Head of the Trust and Investment Group, Glens Falls National Bank (1997-2009)	2	None
Thomas L. Hoy*** Age: 69	Trustee	Since 2/1/15	Consultant and Chairman of the Board, Arrow Financial Corp. and Glen Falls National Bank (2005- Present); President and Chief Executive Officer, Arrow Financial Corp. and Glen Falls National Bank (1997-2012); Director, New York Business Development Corp. (2012-Present); Chairman of the Board, AAA Northway (travel insurance and auto services) (1990-Present)	2	Director, Federal Home Loan Bank of New York (2012-Present)

*	Each Trustee serves an indefinite term until his successor, if any, is duly elected and qualified.

**	Mr. Arsenault is an “interested person” because of his former position as an officer of the Adviser.

***	Mr. Hoy is an “interested person” because of his position with Arrow Financial Corp., the parent holding company of the Adviser and GFNB.

THE NORTH COUNTRY FUNDS
INFORMATION REGARDING
TRUSTEES AND OFFICERS (Unaudited)(Continued)

The following table provides information regarding Principal Officers who are not Trustees:

Name, Address and Age	Position(s) Held with the Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held By Trustees
James Colantino Age: 48	President	Since 1/24/12	Treasurer (2006-2012), North Country Funds; Senior Vice President - Fund Administration (2012-Present); Vice President (2004 - 2012), Gemini Fund Services, LLC.	N/A	None
Michael J. Wagner Age: 68	Chief Compliance Officer	Since 7/25/06	President (2006 - Present); Northern Lights Compliance Services, LLC.	N/A	None
Richard Gleason Age: 41	Treasurer	Since 7/25/17	Assistant Vice President of Fund Administration (2012-Present); Gemini Fund Services, LLC.	N/A	None
Colleen A. Murray Age: 46	AML Compliance Officer	Since 1/1/14	Assistant Vice President (2010-Present); GFN & SNB Bank Secrecy Act Officer (2014-Present); SNB Bank Secrecy Act Officer/GFN/BSA Specialist (2009-2014); Assistant Compliance and Training Officer/BSA Specialist (2004-2009), / Glens Falls National Bank & Trust Co.	N/A	None
Rose Anne Casaburri Age: 66	Secretary	Since 10/23/01	Assistant Vice President (2018 – Present); Chief Paralegal, Gemini Fund Services, LLC. (2001-2018).	N/A	None

*	Officers of the Trust are elected annually.

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request by calling 1-888-350-2990.

THE NORTH COUNTRY FUNDS
DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at June 1, 2018 and held until November 30, 2018.

Actual Expenses: The “Actual” section of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense	Expenses Paid During
	Account Value	Account Value	Ratio	the Period*
	(6/1/18)	(11/30/18)	(Annualized)	(6/1/18 – 11/30/18)
Equity Growth Fund
Actual	$1,000.00	$1,005.80	1.04%	$5.23
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.85	1.04%	$5.27
Intermediate Bond Fund
Actual	$1,000.00	$995.60	0.95%	$4.75
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.31	0.95%	$4.81

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days divided by 365 days.

Rev July 2011

FACTS	WHAT DO THE NORTH COUNTRY FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The North Country Funds (“The Funds”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-350-2990

Who we are
Who is providing this notice?	The North Country Funds
What we do
How do The Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How do The Funds collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes — information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

●     State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●     Our affiliates include financial companies such as Glens Falls National Bank and Trust Company and North Country Investment Advisers.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.

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How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC -0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-350-2990.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that John C. Olsen is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Olsen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended November 30, 2018, the aggregate audit, audit-related and tax fees billed by Cohen Fund Audit Services, Ltd. for professional services rendered for the audits of the financial statement, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, for The North Country Funds are shown below. The aggregate tax fees billed by Cohen Fund Audit Services, Ltd. were rendered for tax compliance, tax advice and tax planning for each fund.

(a)	Audit Fees

FY 2018 $ 27,500

FY 2017 $ 27,500

FY 2016 $ 26,000

(b)	Audit-Related Fees

FY 2018 $ 0

FY 2017 $ 0

FY 2016 $ 0

(c)	Tax Fees

FY 2018 $ 5,000

FY 2017 $ 5,000

FY 2016 $ 5,000

(d)	All Other Fees

FY 2018 $ 0

FY 2017 $ 0

FY 2016 $ 0

(e)	(1) Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	There were no amounts that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X for the fiscal year ended November 30, 2018.

(f)        During the audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

	Registrant	Adviser
FY 2018	$5,000	$0
FY 2017	$5,000	$0
FY 2016	$5,000	$0

(h)        Not applicable. All non-audit services to the Registrant were pre-approved by the Audit Committee for FY 2018.

Item 5. Audit Committee of Listed Registrants. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases . Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The North Country Funds

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Executive Officer

Date 2/4/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Executive Officer

Date 2/4/19

By (Signature and Title)

/s/ Rich Gleason

Rich Gleason, Principal Financial Officer

Date 2/4/19